THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") IN RELIANCE UPON THE EXEMPTIONS CONTAINED IN THE ACT. THIS WARRANT AND ANY SHARES ISSUED UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS; (ii) PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES); OR (iii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                             U.S. HOME & GARDEN INC.

                                     Warrant

263,160 Shares of                                                        RKW-1
Common Stock

         THIS CERTIFIES that, for value received, Robert Kassel or his permitted assigns (the "Holder"), is entitled to subscribe for and purchase from U.S. HOME & GARDEN INC., a Delaware corporation (the "Corporation"), on the terms and conditions set forth herein, 263,160 shares of fully paid and nonassessable Common Stock, $.001 par value per share ("Common Stock"), of the Corporation. This Warrant and any Warrant or Warrants subsequently issued upon exchange hereof are hereinafter collectively referred to as the "Warrant."

         Section 1. EXERCISE OF WARRANT. The price of the shares of Common Stock purchasable pursuant to this Warrant shall be $2.28 per share, subject to adjustment pursuant to Section 3 below (such price, as adjusted from time to time, being hereinafter referred to as the "Exercise Price"). This Warrant shall be immediately exercisable and shall expire at 5:00 p.m., New York time, on May 31, 2005. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Corporation and by payment to the Corporation of the Exercise Price in cash or by certified or official bank check, for each share being purchased. The Warrants will not be subject to call or redemption by the Corporation. Upon the exercise of this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after exercise and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The Holder shall for all purposes be deemed to have become the holder of record of the shares issued upon exercise of this Warrant on the date on which the Warrant was surrendered and payment of the Exercise Price and any applicable taxes was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, the Holder shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         Section 2. ADJUSTMENT OF NUMBER OF SHARES SUBJECT TO WARRANT. Upon any adjustment of the Exercise Price pursuant to Section 3 hereof, the Holder shall thereafter be entitled to purchase, at the adjusted Exercise Price, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         Section 3. ADJUSTMENT OF EXERCISE PRICE.

                  (a) If the Corporation shall split, subdivide or combine its Common Stock, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or increased in the case of a combination.

                  (b) If the Corporation shall pay a dividend with respect to the Common Stock or make any other distribution with respect to the Common Stock, except any distribution specifically provided for in Section 4 below, payable in shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

         Section 4. RECLASSIFICATION, MERGER, ETC. In the case of any reclassification of the Common Stock or in the case of any consolidation or merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification of the Common Stock) or in the case of any sale of all or substantially all of the assets of the Corporation, then the Corporation, or such successor or purchasing corporation, as the case may be, shall execute a new certificate, providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the number and kind of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation or merger by a holder of shares of the Common Stock with respect to one share of Common Stock. Such new Warrant certificate shall provide for adjustments which shall be identical to the adjustments provided for herein. The provisions of this Section 4 shall similarly apply to successive reclassifications, changes, consolidations or mergers.

         Section 5. STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof

         Section 6. NO STOCKHOLDER RIGHTS OR LIABILITIES. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

         Section 7. INVESTMENT REPRESENTATION AND LEGEND. The Holder, by acceptance of this Warrant, represents and warrants to the Corporation that the Holder is receiving the Warrant and, unless at the time of exercise a registration statement under the Act is effective with respect to such shares, upon the exercise hereof will acquire the shares of Common Stock issuable upon such exercise, for investment purposes only and not with a view towards the resale or other distribution thereof except pursuant to an effective registration statement under the Act or an applicable exemption from registration under the Act. The Holder also hereby agrees that the Holder shall not sell, transfer by any means or otherwise dispose of the Warrant or the shares of Common Stock issuable upon exercise of the Warrant without registration under the Act unless in the opinion of counsel reasonably acceptable to the Corporation such proposed sale or transfer is exempt from the registration provisions of the Act.

         The Holder, by acceptance of this Warrant, agrees that the Corporation may affix, unless the shares subject to this Warrant are registered at the time of exercise, a legend to the certificates for shares of Common Stock issued upon exercise of this Warrant in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS; (ii) PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES); OR (iii) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         Section 8. PIGGYBACK REGISTRATION RIGHTS. If, at any time prior to the expiration of this Warrant the Corporation proposes to prepare and file one or more registration statements covering equity securities of the Corporation, or any such securities held by its shareholders (in either case, other than in connection with a merger or acquisition or pursuant to Form S-8 or successor form) (collectively, the "Registration Statement"), it will give written notice, at least thirty (30) days prior to the filing of each such Registration Statement, to the Holder of its intention to do so. If the Holder notifies the Corporation within ten (10) days after receipt of any such notice of its desire to include any shares issuable upon exercise of this Warrant (the "Warrant

Shares") in such proposed Registration Statement, the Corporation shall afford the Holder the opportunity to have any such Warrant Shares registered under such Registration Statement at the Corporation's sole cost and expense and at no cost or expense to the Holder except for the Holder's proportionate share of any underwriting discounts or commissions and transfer taxes applicable to the shares of Common Stock to be sold by the Holder and the fees of any counsel retained by the Holder.

         Notwithstanding the foregoing, if, in the written opinion of the Corporation's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Warrant Shares requested to be registered, when added to the securities being registered by the Corporation or any selling shareholders, would materially adversely affect such underwritten offering, then the Corporation may exclude from such offering all or a portion of the Warrant Shares requested to be registered as the underwriter reasonably determines would so materially adversely affect the offering.

         Notwithstanding the provisions of this Section 8 the Corporation shall have the right at any time after it shall have given written notice pursuant to this Section 8 (irrespective of whether a written request for inclusion of any of the Warrant Shares shall have been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

         Section 9. COVENANTS WITH RESPECT TO REGISTRATION.

                  9.1 In connection with any registration under Section 8 hereof, the Corporation covenants and agrees as follows:

                           (a) The Corporation shall pay all costs (excluding
fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 8 hereof including, without limitation, the Corporation's legal and accounting fees, printing expenses, blue sky fees and expenses.

                           (b) The Corporation will take all necessary action
which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Corporation shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                           (c) The Holder(s) of the Warrant Shares to be sold
pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Corporation, its officers and directors and each person, if any, who controls the Corporation within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, against all loss, claim, damage or expense or liability to which they may become subject under the Act, the Exchange Act or otherwise, arising solely from written information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement, but only to the same extent and subject to the same terms and provisions as the indemnity by the Holder of the Corporation contained in the Consulting Agreement.

                           (d) Nothing contained in this Agreement shall be
construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

         Section 10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

         Section 11. SUCCESSORS. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Corporation, the Holders and their respective successors and assigns hereunder.

         Section 12. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of the said State without giving effect to the rules of said State governing the conflicts of law.

         Section 13. ENTIRE AGREEMENT; MODIFICATION. This Agreement supersedes that certain Class B Warrant to purchase 263,160 shares of Common Stock previously issued by the Corporation to the Holder (the "Prior Warrant"), which Prior Warrant shall be void and of no further force or effect. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         Section 14. BENEFITS OR THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Corporation and the Holder and any other registered Holder(s) of the Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Corporation and the Holder and any other Holder(s) of the Warrant Certificates or Warrant Shares.

         IN WITNESS WHEREOF, the Corporation has executed this Warrant by its authorized signatory.


                                     U.S. HOME & GARDEN INC.


                                     By:/S/ DAVID HARPER
                                        --------------------------------------
                                            David Harper, Vice President

                         [FORM OF ELECTION TO PURCHASE]


         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ shares of the Common Stock of U.S. Home & Garden Inc. and herewith tenders, in payment for such shares, cash or a certified or official bank check payable in New York Clearing House Funds to the order of __________________________________, in the amount of $_________________, all in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of ______________________ whose address is __________________________, and that such certificate be delivered to _________________, whose address is
____________________________.


Dated:                              Signature:___________________

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                          -------------------------------

                          -------------------------------
                          (Insert Social Security or other
                          Identifying number of Holder)